SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 7, 2000



                            BLACK HILLS CORPORATION

State of South Dakota         File Number 1-7978          IRS Number 46-0111677



                                625 Ninth Street
                         Rapid City, South Dakota 57709



                 Registrant's telephone number (605) 721-1700

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ITEM 5.  OTHER EVENTS

Acquisition of Indeck Capital, Inc.

         On July 7, 2000, Black Hills Corporation completed its acquisition of Indeck Capital, Inc., merging it into Black Hills Energy Capital, Inc., a wholly owned subsidiary of Black Hills Corporation. The acquisition was a stock transaction, and will be accounted for under the purchase method of accounting. Black Hills Corporation issued approximately 1.54 million shares of common stock to the shareholders of Indeck in the acquisition priced at $22.13 per share (approximately 7 percent of Black Hills Corporation's common stock after the transaction), along with $4 million in preferred stock. Additional consideration, consisting of common and preferred stock, may be paid in the form of an earn-out over a four-year period. The earn-out consideration will be based on the acquired company's earnings during the next four years and cannot exceed $35.0 million in total. See page 31 of Item 7. Management's Discussion and Analysis of Operations - Recent Developments and Acquisitions of the Company's 1999 Form 10-K and Exhibit 99 of this filing for further information on this transaction.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      N/A

(b)      N/A

(c)      Exhibits.

       4  Statement  of  Designations,   Preferences  and  Relative  Rights  and
          Limitations of No Par Preferred Stock, Series 2000-A of Black Hills Corporation.

   *10.1 Agreement and Plan of Merger, dated as of January 1, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 2 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John
          W. Salyer, Jr., dated July 7, 2000).

   *10.2 Addendum to the Agreement and Plan of Merger, dated as of April 6, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 3 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John
          W. Salyer, Jr., dated July 7, 2000).

   *10.3 Supplemental Agreement Regarding Contingent Merger Consideration, dated as of January 1, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 4 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7,
          2000).

   *10.4 Supplemental Agreement Regarding Restructuring of Certain Qualifying Facilities (Exhibit 5 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

   *10.5 Addendum to the Agreement and Plan of Merger, dated as of June 30, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 6 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John
          W. Salyer, Jr., dated July 7, 2000).

   *10.6  Registration  Rights Agreement among Black Hills  Corporation,  Gerald
          R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 7 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

   *10.7 Shareholders Agreement among Black Hills Corporation, Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 8 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

      99 Black Hills Corporation (NYSE: BKH) press release "Black Hills Corporation Completes Acquisition of Indeck Capital" dated July 11, 2000.

     *  Exhibit incorporated by reference



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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BLACK HILLS CORPORATION



                                 By /s/ Roxann R. Basham
                                    -------------------------------------------
                                    Roxann R. Basham, Vice President -
                                    Controller and Principal Accounting Officer


Dated July 21, 2000

                                  EXHIBIT INDEX

  Exhibit
  Number                           Description
  -------                          -----------

       4  Statement  of  Designations,   Preferences  and  Relative  Rights  and
          Limitations of No Par Preferred Stock, Series 2000-A of Black Hills Corporation.

   *10.1 Agreement and Plan of Merger, dated as of January 1, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 2 to
          Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

   *10.2 Addendum to the Agreement and Plan of Merger, dated as of April 6, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 3 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John
          W. Salyer, Jr., dated July 7, 2000).

   *10.3 Supplemental Agreement Regarding Contingent Merger Consideration, dated as of January 1, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 4 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7,
          2000).

   *10.4 Supplemental Agreement Regarding Restructuring of Certain Qualifying Facilities (Exhibit 5 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

   *10.5 Addendum to the Agreement and Plan of Merger, dated as of June 30, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 6 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John
          W. Salyer, Jr., dated July 7, 2000).

   *10.6  Registration  Rights Agreement among Black Hills  Corporation,  Gerald
          R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 7 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

   *10.7 Shareholders Agreement among Black Hills Corporation, Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 8 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

      99 Black Hills Corporation (NYSE: BKH) press release "Black Hills Corporation Completes Acquisition of Indeck Capital" dated July 11, 2000.

     *  Exhibit incorporated by reference